Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of this 31st day of March, 2008, by and between Empire Resorts, Inc., a Delaware corporation (the “Company”), and each of the purchasers named on Exhibit A hereto (each a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, all upon the terms and subject to the conditions set forth in this Agreement, shares of the Company’s common stock, $.01 par value per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.           Purchase and Sale of the Shares. The Company hereby agrees to issue and sell to each of the Purchasers, and each of the Purchasers hereby agrees to purchase, the number of Shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto (the “Shares”) for the aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A hereto (the “Purchase Price”), which Purchase Price shall equal a per share price of $1.233 per share.  The purchase and sale of the Shares shall take place at 10:00 a.m. on a date to be specified by the parties, which shall be not later than the third business day after the satisfaction of the conditions set forth in Section 6 hereof, but no earlier than the thirtieth (30th) day from the date of this Agreement, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022, or at such other time and place as the Purchasers and the Company may mutually agree (the “Closing”). At the Closing, the Company shall deliver to each Purchaser a certificate or certificates, registered in such Purchaser’s name as set forth on Exhibit A, representing the number of Shares designated on Exhibit A to be purchased by such Purchaser, against payment of the Purchase Price therefor.  The Purchase Price for the Shares shall be payable by check or by wire transfer of immediately available funds to an account designated by the Company.

2.           Representations and Warranties of the Company.  The Company represents and warrants to the Purchasers as follows:

2.1            Corporate Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

2.2            Authorization.  The Company has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization and moratorium laws, (b) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity, (c) the discretion of the court before which any proceeding therefor may be brought, and (d) as rights to indemnity may be limited by federal or state securities laws or by public policy.

2.3            SEC Reports and Financial Statements.  The Company has made all filings (the “SEC Reports”) required of it under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), along with all the rules and regulations promulgated thereunder. The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and Exchange Act, and none of the SEC Reports, at the time of filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

2.4            Shares Duly Issued.  The Shares to be issued to the Purchasers in accordance with the terms hereof shall be, when issued, duly and validly issued, fully paid and nonassessable.

3.           Representations and Warranties of the Purchasers.  Each Purchaser, as to itself, himself or herself only, represents and warrants to the Company as follows:

3.1            Organization and Existence.  To the extent indicated on the signature pages hereto, such Purchaser is either (a) a limited partnership duly organized and validly existing under the laws of its respective state of formation, (b) a limited liability company duly organized and validly existing under the laws of its respective state of formation, (c) a corporation duly organized and validly existing under the laws of its respective state of incorporation or (d) an individual.  Each Purchaser represents that it was not organized for the purpose of making an investment in the Company.

3.2            Authorization.  The execution, delivery and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby are within the powers of such Purchaser and have been duly authorized by all necessary individual, corporate, partnership or limited liability company action, as appropriate, on the part of such Purchaser.  This Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against such Purchaser in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization and moratorium laws, (b)  other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity, (c) the discretion of the court before which any proceeding therefor may be brought, and (d) as rights to indemnity may be limited by federal or state securities laws or by public policy.

3.3            Approvals and Consents.  No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to such Purchaser in order to constitute this Agreement as a valid, binding and enforceable obligation of such Purchaser in accordance with its terms.

3.4            Investment.  Such Purchaser is acquiring the Shares being purchased by it for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person or entity has a direct or indirect beneficial interest in such Shares.  Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to any of such Shares.

3.5            Exemption From Registration.  Subject to Section 5.2(b) of this Agreement, Purchaser acknowledges that the offering and sale of the Shares (the “Offering”) is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, such Purchaser represents and warrants to the Company as follows:

(i)           Such Purchaser realizes that the basis for the exemption from registration under the Securities Act may not be present if, notwithstanding any representation and/or warranty to the contrary contained in this Agreement, such Purchaser has in mind merely acquiring the Shares for a fixed or determinable period of time;

(ii)          Such Purchaser has the financial ability to bear the economic risk of its investment in the Shares, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

(iii)         Such Purchaser has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

3.6            Accredited Investor.  Such Purchaser is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

3.7            Available Information.  Such Purchaser:

(i)           Has been furnished with any and all documents that may have been made available by the Company upon request of the Purchaser for a reasonable time prior to the date hereof including, but not limited to, the Company’s most recent SEC Reports;

(ii)          Has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iii)         Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to an investment in the Shares, or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iv)        Has not been furnished with any oral representation or oral information in connection with the Offering; and

(v)         Has determined that the Shares are a suitable investment for such Purchaser and that at this time such Purchaser could bear a complete loss of its investment in the Shares.

3.8            Purchaser Representative.  Such Purchaser is not relying on any statements or representations made by the Company or its affiliates or any purchaser representative with respect to economic considerations involved in an investment in the Shares.

3.9            Transfer Restrictions.  Subject to Section 5.2(b) of this Agreement,  Purchaser shall not sell or otherwise transfer any of the Shares without registration under the Securities Act or an exemption therefrom, and such Purchaser fully understands and agrees that such Purchaser must bear the economic risk of such Purchaser’s purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or unless exemptions from such registration requirements are available. In particular, such Purchaser is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act. Such Purchaser further understands that sale or transfer of the Shares are further restricted by state securities laws and the provisions of this Agreement.

3.10            Entire Agreement.  No representation or warranty has been made to such Purchaser by the Company, or any officer, director, employee, agent, affiliate or subsidiary of the Company other than those contained herein and in subscribing for the Shares such Purchaser is not relying upon any representations other than those contained herein.

3.11            Purchaser Information.  Any information that such Purchaser has previously furnished, or is now furnishing to the Company with respect to such Purchaser’s financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, such Purchaser will immediately furnish revised or corrected information to the Company.

3.12            Legends. Such Purchaser understands and acknowledges that that each certificate representing the Shares will be endorsed with substantially the following legends:

(i)           “THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER THE ACT AND ANY STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.”; and

(ii)         any other legends required by applicable state or federal securities laws or any applicable state laws (including applicable state gaming laws) regulating the Company's business.

3.13            Purchaser Address.  The address set forth on Exhibit A is such Purchaser’s true and correct business, residence or domicile address.

3.14            Non-Marketable Investments.  Such Purchaser’s overall commitment to investments that are not readily marketable is not disproportionate to such Purchaser’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

3.15            Finders.  Such Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company, its officers, directors, affiliates, subsidiaries, employees and agents from liability for any compensation to any such intermediary retained by such Purchaser and the fees and expenses of defending against such liability or alleged liability.

3.16            Survival.  The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

4.           Covenants of the Purchasers

4.1            Lock Up.  Each of the Purchasers agrees that, during the period commencing on the Closing Date and ending on the earlier to occur of (i) six months after the Closing Date, (ii) the termination of that certain Agreement to Form Limited Liability Company and Contribution Agreement, among Concord Associates, L.P. and Empire Resorts, Inc., dated as of February 8, 2008 (the “Contribution Agreement”), (iii) the occurrence of an Empire Change of Control (as such term is defined in the Contribution Agreement) or (iv) the occurrence, other than by an affiliate of any Purchaser or any person or entity acting in concert with any Purchaser, of any exchange offer, liquidation, tender offer, consolidation, merger, binding share exchange, combination, reclassification or recapitalization with respect to all or substantially all of the shares of Common Stock of the Company (the “Lock Up Period”), it will not (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future), the Shares during the Lock Up Period or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of the Shares, in cash or otherwise; provided, however, nothing in this Agreement shall preclude any Purchaser from pledging the Shares to secure an obligation of such Purchaser.

5.           Covenants and Agreements of the Company.

5.1            Listing of the Shares and Related Matters.  Promptly following the date hereof, the Company shall take all necessary action to cause the Shares to be listed on the Nasdaq Global Market as promptly as practicable after the Closing Date.  Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and will take such other action as is necessary to cause such Common Stock to be so listed.  The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Nasdaq Global Market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

5.2            Registration Statement.

(a)           Company shall promptly prepare, and shall file as promptly as practicable, but in any event no later than the sixtieth (60th) day following the Closing, a registration statement with respect to the Shares to be purchased by Purchaser pursuant to this Agreement (together with all amendments thereto, the “Registration Statement”). The Company will cause the Registration Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.  The Company shall use all best efforts to qualify such Shares under any applicable state securities laws.  The Company shall use all best efforts to cause the Registration Statement to become effective as soon as practicable, and to obtain all consents or waivers of other parties that are required therefor as soon as practicable.  The all costs and expenses incurred in connection with the Registration Statement shall be for the account of and shall be paid by the Company.

(b)           Purchaser shall provide all information reasonably requested by the Company for inclusion in any Registration Statement to be filed hereunder.  No filing of, or amendment or supplement to, the Registration Statement shall be made by the Company without providing Purchaser a reasonable opportunity to review and comment thereon and provide its consent thereto, such consent not to be unreasonably withheld.  The Company will advise Purchaser promptly after the Company receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or any request by the U.S. Securities and Exchange Commission (the “SEC”) for amendment of the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information.

(c)           In connection with any offering, sale and delivery of the Company’s Common Stock pursuant to a registration statement effected pursuant to this Section 5.2, the Company and Purchaser shall provide each other and any applicable underwriter with customary representations, warranties and covenants, including covenants of indemnification and contribution.

6.           Conditions to Closing.  The respective obligations of the parties to consummate the purchase of the Shares are subject to:

(a) either (i) the receipt by the Company of an interpretive letter from The NASDAQ Stock Market, LLC that the sale of the Shares by the Company does not require the approval of the stockholders of the Company or (ii)  stockholder approval of the sale of the Shares to the Purchasers pursuant to this Agreement;

(b) the representations and warranties of the Company and Purchaser contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing;

(c) each of the Company and Purchaser shall have performed all of its respective obligations and covenants under this Agreement; and

(d) no decision, order or similar ruling shall have been issued (and remain in effect) restraining or enjoining the transactions contemplated by this Agreement.

7.           General Provisions.

7.1            Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.  Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto.  Any failure by the Company or the Purchasers to enforce any rights hereunder shall not be deemed a waiver of such rights.

7.2            Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be sent to the respective party at the addresses set forth below, postage prepaid, by certified mail, return receipt requested, by a nationally recognized overnight courier service that provides tracing and proof of receipt of items mailed or by facsimile provided that if notices are given by facsimile a copy thereof must be sent on the same day by nationally recognized overnight courier service that provides tracing and proof of receipt of items mailed for next business day delivery.  Notices shall be effective upon the date of receipt or refusal of receipt.  A party may change its address to which notices to it shall be sent by a notice sent in accordance with the requirements of this Section.

(i)           If to the Company, to it at:

Empire Resorts, Inc.
c/o Monticello Raceway
Route 17B
Monticello, New York  12701
Attention: David Hanlon
Fax No.:  845-807-0000

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY  10022
Attention: Robert H. Friedman, Esq.
Fax No.:  (212) 451-2222

(ii)           If to any of the Purchasers, to such Purchaser at the address for such Purchaser set forth on Exhibit A hereto, with a copy to:

DelBello Donnellan Weingarten
Wise & Wiederkehr, LLP
One North Lexington Avenue
White Plains, New York  10601
Attn:  Alfred E. Donnellan, Esq.
Fax No.:  914-684-0288

7.3            Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to conflict of laws principles.

7.4            Binding Effect; Assignment.  This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and the Purchasers and each of their respective successors and assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties hereto; provided, Purchaser shall be permitted to transfer or assign any of its rights, interests or obligations hereunder to any Member or affiliate of Purchaser, to Concord Associates, L.P., or to any Member or affiliate of Concord Associates, L.P. (collectively, the “Permitted Transferees” and, individually, a “Permitted Transferee”) without the prior written consent of the Company; provided, that any such Permitted Transferee shall have provided its prior written consent to be bound by the terms and conditions of this Agreement as a Purchaser hereunder.  Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

7.5            Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

7.6            Headings.  The headings or captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

7.7            Pronouns.  Whenever the pronouns “it” or “its” are used herein, they shall also be deemed to mean “he” or “his” or “she” or “hers” whenever applicable.  Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

7.8            Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

7.9            Information Confidential. Each Purchaser acknowledges that the information received by it pursuant hereto may be confidential and is for its use only.  Each Purchaser agrees that it will not use such information in violation of the Exchange Act, or reproduce, disclose or disseminate such information to any other person, unless the Company has made such information available to the public generally.

7.10            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

EMPIRE RESORTS, INC.

By:	/s/ David P. Hanlon
Name: David P. Hanlon
Title: Chief Executive Officer

PURCHASER

LRC ACQUISITION LLC

By:	/s/ Louis R. Cappelli
Name: Louis R. Cappelli
Title: Managing Member

Exhibit A

Name and Address of Purchaser	Shares Purchased	Purchase Price
LRC Acquisition LLC c/o Cappelli Enterprises, Inc. 115 Stevens Avenue Valhalla, New York 10595 Attention: Louis R. Cappelli	4,200,000	$5,178,600